UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2011

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amended and Restated Loan and Security Agreement

On October 28, 2011, DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), DriveTime Sales and Finance Company, LLC, an Arizona limited liability company (“DTSFC”), DriveTime Car Sales Company, LLC, an Arizona limited liability company (“DTCS”), DriveTime Ohio Company, LLC (“DT Ohio”), an Arizona limited liability company (each a “Borrower” and collectively the “Borrowers”), Wells Fargo Bank, N.A., a national banking association, as the lead lender and as the agent for the lenders (“Wells Fargo”), Santander Consumer USA Inc., an Illinois corporation, as a lender, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender entered into the Fourth Amended and Restated Loan and Security Agreement (the “New Inventory Agreement”) amending and restating the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009 (the “Inventory Agreement”). Key features of the New Inventory Agreement, as compared to the Inventory Agreement, include:

•	The addition of Wells Fargo as lead lender and agent for the other lenders;

•	Extension of the date of termination of the Inventory Agreement to November 1, 2014;

•	Increase of the facility size to an amount equal to $130,000,000 for the period from February through October of each year and $140,000,000 for the period from November through January of each year;

•	Option, upon agreement of the parties, to increase the facility size one time in an amount not to exceed $25,000,000; and

•	An interest rate of LIBOR plus 3.5%.

In connection with the New Inventory Agreement, on October 28, 2011, DT Acceptance Corporation, an Arizona corporation (“DTAC”), GFC Lending LLC, an Arizona limited liability company (“GFC”), DT Credit Company, LLC, an Arizona limited liability company (“DTCC”), DT Jet Leasing, an Arizona limited liability company (“Jet Leasing” and together with DTAC, GFC and DTCC, the “Guarantors”) entered into a Guaranty and Security Agreement (the “Inventory Guaranty”) whereby the Guarantors each granted a security interest in all or any of their assets as collateral for the performance of each of the Borrowers’ obligations under the New Inventory Agreement.

The foregoing description of the New Inventory Agreement, the Inventory Guaranty and the Inventory Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the New Inventory Agreement, which will be filed as an exhibit to DTAG’s next Quarterly Report on Form 10-Q, the Inventory Guaranty, which will be filed as an exhibit to DTAG’s next Quarterly Report on Form 10-Q and the Inventory Agreement, which was filed as Exhibit 10.9.1 to the Registration Statement on Form S-4 filed on October 1, 2010 and are incorporated herein by reference.

Supplement No. 1 to the Security Agreement

DTAG and DTAC (together with DTAG, the “Issuers”) are co-issuers, jointly and severally of the 12.625% Senior Secured Notes Due 2017 pursuant to the Indenture, dated as of June 4, 2010 (the “Indenture”) among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent. In connection with the Indenture, on October 28, 2011, DTAG entered into Supplement No. 1 (the “Supplement”) to the Security Agreement, dated as of June 4, 2010 (the “Security Agreement”) among DTAC, DTCS (together with the Issuers, the “Grantors”), and Wells Fargo Bank, National Association, as collateral agent.

Pursuant to the Security Agreement, each subsidiary of an Issuer that is a guarantor under the Indenture that pledges inventory pursuant to a Permitted Inventory Facility (as defined in the Indenture) is required to enter into the Security Agreement as a Grantor upon pledging such inventory by execution and delivery of an instrument in the form of the Supplement. As describe above, pursuant to the New Inventory Agreement and the Inventory Guaranty, GFC, DTCC, Jet Leasing, DTSFC and DT Ohio (collectively, the “New Grantors”) each granted a security interest in all or any of its assets as collateral for the performance of each of the Borrowers’ obligations under the New Inventory Agreement. Accordingly, the New Grantors entered into the Supplement to become a party to the Security Agreement and a guarantor under the Indenture.

The foregoing description of the Indenture, the Security Agreement and the Supplement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indenture which is filed as Exhibit 4.1.1 to the Amendment No. 1 to the Form S-4 Registration Statement filed on October 19, 2010, the Security Agreement which is filed as Exhibit 4.1.3 to the Amendment No. 4 to the Form S-4 Registration Statement filed on February 3, 2011 and the Supplement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Supplement No. 1 dated as of October 28, 2011 to the Security Agreement dated as of June 4, 2010, among DriveTime Automotive Group, Inc., a Delaware corporation, DT Acceptance Corporation, an Arizona corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company and Wells Fargo Bank, National Association, as collateral agent for the Secured Parties

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date November 3, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: November 3, 2011	DT JET LEASING, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: November 3, 2011	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: November 3, 2011	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: November 3, 2011	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond C. Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplement No. 1 dated as of October 28, 2011 to the Security Agreement dated as of June 4, 2010, among DriveTime Automotive Group, Inc., a Delaware corporation, DT Acceptance Corporation, an Arizona corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company and Wells Fargo Bank, National Association, as collateral agent for the Secured Parties